EXHIBIT 10.20

JOINDER

This JOINDER (this "Joinder") to the Amended and Restated Exchange Agreement, dated as of March 1, 2011 (the "Exchange Agreement"), by and among FIG Corp., a Delaware corporation, FIG Asset Co. LLC, a Delaware limited liability company, Fortress Operating Entity I LP, a Delaware limited partnership, Principal Holdings I LP, a Delaware limited partnership, and Peter Briger, Jr., Wesley Edens, Robert Kauffman, Randal Nardone and Michael Novogratz is made as of March 12, 2014, by FOE II (New) LP, a Delaware limited partnership ("FOE II").
WHEREAS, on June 12, 2012, FOE II was formed as a wholly owned subsidiary of FIG Corp.; and
WHEREAS, FIG Corp. has required FOE II to execute and deliver this Joinder pursuant to Section 3.4 of the Exchange Agreement.
NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, FOE II hereby agrees as follows:

Section 1.1    Definitions. To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the meaning set forth in the Exchange Agreement.
Section 1.2    Joinder. Effective as of June 12, 2012, FOE II hereby acknowledges and agrees to become a "Partnership" (as defined in the Exchange Agreement) for all purposes of the Exchange Agreement and to be bound by all of the terms and conditions of the Exchange Agreement.
Section 1.3    Notice. All notices, requests, consents and other communications hereunder to FOE II shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile (provided a copy is thereafter promptly delivered as provided in this Section 1.3) or nationally recognized overnight courier, addressed to FOE II at the address or facsimile number set forth below or such other address or facsimile number as may hereafter be designated in writing by FOE II:
FOE II (New) LP
c/o Fortress Investment Group LLC
1345 Avenue of the Americas
            46th Floor
            New York, NY 10105
            (T) (212) 798-6100
(F) (917) 591-8433
Section 1.4    Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).
[Signature Page Follows]

IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by FOE II as of the date first above written.

FOE II (NEW) LP, a limited partnership

By: FIG CORP., its general partner

By: /s/ Daniel Bass________________
Name: Daniel Bass
Title: Chief Financial Officer

Signature Page for Joinder by FOE II (New) LP
to the Exchange Agreement